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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2005

                              MKS Instruments, Inc.
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             (Exact name of registrant as specified in its charter)

         Massachusetts                   0-23621             04-2277512
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(State or other jurisdiction of        (Commission         (IRS Employer
        incorporation)                 File Number)      Identification No.)

90 Industrial Way, Wilmington, Massachusetts                01887
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 (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (978) 284-4000

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On April 21, 2005, MKS Instruments, Inc. ("MKS") entered into a written Global Supply Agreement (the "Agreement") with its customer Applied Materials, Inc. ("Applied"). The Agreement sets forth the terms and conditions governing the sale by MKS of certain identified products (the "Products") to Applied. The Agreement is effective from April 21, 2005 through April 20, 2008, unless sooner terminated or unless extended pursuant to the terms of the Agreement. The Agreement does not obligate Applied to purchase any Products, but sets forth certain terms that will apply to any purchases of Products that are effected during the effective period of the Agreement. Such terms including pricing and payment terms, order and cancellation procedures, inventory management, manufacturing and delivery requirements and warranties. The Agreement provides that MKS shall keep confidential any proprietary information that is disclosed to MKS and restricts MKS' use of such information. The Agreement also establishes the parties' respective intellectual property rights with respect to different categories of Products. MKS agrees to indemnify Applied for certain damages and losses.

      A copy of the agreement is attached to this Current Report on Form 8-K as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

Exhibit
Number      Description
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
99.1        Global Supply Agreement between MKS Instruments, Inc. and Applied
            Materials, Inc., dated April 21, 2005.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005                MKS Instruments, Inc.

                                    By: /s/ Ronald Weigner
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                                        Ronald C. Weigner,
                                        Vice President & Chief Financial Officer